CNA Financial Corporation
Supplemental Financial Information

June 30, 2020

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2020	2019	Change	2020	2019	Change
Revenues:
Net earned premiums	$1,850	$1,824	1%	$3,719	$3,627	3%
Net investment income	534	515	4	863	1,086	(21)
Net investment gains (losses)	69	(18)		(147)	13
Non-insurance warranty revenue	308	285		609	566
Other revenues	5	4		13	13
Total revenues	2,766	2,610	6	5,057	5,305	(5)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,642	1,352		3,067	2,709
Amortization of deferred acquisition costs	342	338		686	680
Non-insurance warranty expense	285	263		566	523
Other operating expenses	284	281		583	564
Interest	31	34		62	68
Total claims, benefits and expenses	2,584	2,268	(14)	4,964	4,544	(9)
Income (loss) before income tax	182	342		93	761
Income tax (expense) benefit	(31)	(64)		(3)	(141)
Net income (loss)	$151	$278	(46)%	$90	$620	(85)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2020	2019	2020	2019
Components of Income (Loss)
Core income (loss)	$99	$294	$207	$612
Net investment gains (losses)	52	(16)	(117)	8
Net income (loss)	$151	$278	$90	$620

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.36	$1.08	$0.76	$2.25
Net investment gains (losses)	0.19	(0.06)	(0.43)	0.03
Diluted earnings (loss) per share	$0.55	$1.02	$0.33	$2.28

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.5	271.6	271.5	271.6
Diluted	272.0	272.4	272.3	272.5

Return on Equity
Net income (loss) (1)	5.5%	9.5%	1.5%	10.6%
Core income (loss) (2)	3.4	9.9	3.5	10.2
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2020	December 31, 2019
Total investments	$47,757	$47,744
Reinsurance receivables, net of allowance for uncollectible receivables	4,435	4,179
Total assets	62,095	60,612
Insurance reserves	39,862	38,614
Debt	2,680	2,679
Total liabilities	50,450	48,397
Accumulated other comprehensive income (loss) (1)	154	51
Total stockholders' equity	11,645	12,215

Book value per common share	$42.91	$45.00
Book value per common share excluding AOCI	$42.34	$44.81

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$9,952	$10,787

Three Months Ended June 30	2020	2019
Net cash flows provided (used) by operating activities	$438	$227
Net cash flows provided (used) by investing activities	(612)	(56)
Net cash flows provided (used) by financing activities	(101)	(123)
Net cash flows provided (used) by operating, investing and financing activities	$(275)	$48

Six Months Ended June 30	2020	2019
Net cash flows provided (used) by operating activities	$650	$514
Net cash flows provided (used) by investing activities	475	233
Net cash flows provided (used) by financing activities	(776)	(788)
Net cash flows provided (used) by operating, investing and financing activities	$349	$(41)

(1) As of June 30, 2020 and December 31, 2019, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,342 million and $2,198 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2020 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$3,165	$3,035	4%		$6,248	$6,001	4%
Gross written premiums ex. 3rd party captives	2,132	2,000	7		4,239	3,987	6
Net written premiums	1,930	1,874	3		3,793	3,680	3

Net earned premiums	1,724	1,694	2		3,466	3,368	3
Net investment income	324	303			442	663
Non-insurance warranty revenue	308	285			609	566
Other revenues	5	3			13	11
Total operating revenues	2,361	2,285	3		4,530	4,608	(2)
Insurance claims and policyholders' benefits	1,356	1,055			2,479	2,125
Amortization of deferred acquisition costs	342	338			686	680
Non-insurance warranty expense	285	263			566	523
Other insurance related expenses	236	229			468	454
Other expenses	21	22			53	49
Total claims, benefits and expenses	2,240	1,907	(17)		4,252	3,831	(11)
Core income (loss) before income tax	121	378			278	777
Income tax (expense) benefit on core income (loss)	(25)	(80)			(60)	(165)
Core income (loss)	$96	$298	(68)%		$218	$612	(64)%

Other Performance Metrics
Underwriting gain (loss)	$(210)	$72	N/M	%	$(167)	$109	N/M	%

Loss & LAE ratio	78.4%	61.9%	(16.5)	pts	71.2%	62.7%	(8.5)	pts
Expense ratio	33.6	33.4	(0.2)		33.2	33.7	0.5
Dividend ratio	0.3	0.4	0.1		0.4	0.4	—
Combined ratio	112.3%	95.7%	(16.6)	pts	104.8%	96.8%	(8.0)	pts
Combined ratio excluding catastrophes and development	93.4%	94.6%	1.2	pts	93.5%	94.8%	1.3	pts

Net accident year catastrophe losses incurred	$301	$38			$376	$96
Effect on loss & LAE ratio	17.5%	2.2%	(15.3)	pts	10.9%	2.9%	(8.0)	pts

Net prior year development and other: (favorable) / unfavorable	$25	$(19)			$14	$(28)
Effect on loss & LAE ratio	1.4%	(1.1)%	(2.5)	pts	0.4%	(0.9)%	(1.3)	pts

Rate	11%	4%	7	pts	10%	4%	6	pts
Renewal premium change	9%	6%	3	pts	9%	5%	4	pts
Retention	83%	84%	(1)	pts	82%	84%	(2)	pts
New business	$363	$358	1%		$703	$687	2%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$1,762	$1,724	2%		$3,476	$3,425	1%
Gross written premiums ex. 3rd party captives	811	755	7		1,552	1,485	5
Net written premiums	742	713	4		1,436	1,411	2

Net earned premiums	705	688	2		1,390	1,349	3
Net investment income	133	134			189	289
Non-insurance warranty revenue	308	285			609	566
Other revenues	—	(1)			1	—
Total operating revenues	1,146	1,106	4		2,189	2,204	(1)
Insurance claims and policyholders' benefits	509	396			915	789
Amortization of deferred acquisition costs	153	152			304	299
Non-insurance warranty expense	285	263			566	523
Other insurance related expenses	73	76			142	146
Other expenses	10	12			23	24
Total claims, benefits and expenses	1,030	899	(15)		1,950	1,781	(9)
Core income (loss) before income tax	116	207			239	423
Income tax (expense) benefit on core income (loss)	(26)	(46)			(53)	(93)
Core income (loss)	$90	$161	(44)%		$186	$330	(44)%

Other Performance Metrics
Underwriting gain (loss)	$(30)	$64	(147)%		$29	$115	(75)%

Loss & LAE ratio	72.0%	57.4%	(14.6)	pts	65.6%	58.3%	(7.3)	pts
Expense ratio	32.0	33.1	1.1		32.1	33.0	0.9
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	104.2%	90.7%	(13.5)	pts	97.9%	91.5%	(6.4)	pts
Combined ratio excluding catastrophes and development	92.1%	93.2%	1.1	pts	92.0%	93.4%	1.4	pts

Net accident year catastrophe losses incurred	$105	$1			$113	$13
Effect on loss & LAE ratio	15.0%	0.1%	(14.9)	pts	8.2%	1.0%	(7.2)	pts

Net prior year development and other: (favorable) / unfavorable	$(20)	$(18)			$(31)	$(38)
Effect on loss & LAE ratio	(2.9)%	(2.6)%	0.3	pts	(2.3)%	(2.9)%	(0.6)	pts

Rate	12%	4%	8	pts	10%	3%	7	pts
Renewal premium change	11%	5%	6	pts	10%	6%	4	pts
Retention	85%	89%	(4)	pts	85%	89%	(4)	pts
New business	$96	$97	(1)%		$170	$182	(7)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$1,126	$1,024	10%		$2,188	$1,965	11%
Gross written premiums ex. 3rd party captives	1,044	958	9		2,103	1,891	11
Net written premiums	949	912	4		1,899	1,761	8

Net earned premiums	795	763	4		1,613	1,526	6
Net investment income	177	154			224	344
Other revenues	5	3			12	10
Total operating revenues	977	920	6		1,849	1,880	(2)
Insurance claims and policyholders' benefits	671	512			1,234	1,027
Amortization of deferred acquisition costs	147	130			291	257
Other insurance related expenses	124	119			251	249
Other expenses	13	7			19	18
Total claims, benefits and expenses	955	768	(24)		1,795	1,551	(16)
Core income (loss) before income tax	22	152			54	329
Income tax (expense) benefit on core income (loss)	(2)	(32)			(10)	(70)
Core income (loss)	$20	$120	(83)%		$44	$259	(83)%

Other Performance Metrics
Underwriting gain (loss)	$(147)	$2	N/M	%	$(163)	$(7)	N/M	%

Loss & LAE ratio	84.0%	66.5%	(17.5)	pts	75.9%	66.7%	(9.2)	pts
Expense ratio	33.9	32.6	(1.3)		33.6	33.2	(0.4)
Dividend ratio	0.6	0.6	—		0.6	0.6	—
Combined ratio	118.5%	99.7%	(18.8)	pts	110.1%	100.5%	(9.6)	pts
Combined ratio excluding catastrophes and development	93.5%	94.9%	1.4	pts	94.3%	95.7%	1.4	pts

Net accident year catastrophe losses incurred	$151	$37			$208	$77
Effect on loss & LAE ratio	19.0%	4.9%	(14.1)	pts	12.8%	5.1%	(7.7)	pts

Net prior year development and other: (favorable) / unfavorable	$48	$—			$48	$(3)
Effect on loss & LAE ratio	6.0%	(0.1)%	(6.1)	pts	3.0%	(0.3)%	(3.3)	pts

Rate	9%	3%	6	pts	9%	3%	6	pts
Renewal premium change	8%	5%	3	pts	8%	5%	3	pts
Retention	83%	87%	(4)	pts	84%	86%	(2)	pts
New business	$205	$186	10%		$403	$350	15%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$277	$287	(3)%		$584	$611	(4)%
Net written premiums	239	249	(4)		458	508	(10)

Net earned premiums	224	243	(8)		463	493	(6)
Net investment income	14	15			29	30
Other revenues	—	1			—	1
Total operating revenues	238	259	(8)		492	524	(6)
Insurance claims and policyholders' benefits	176	147			330	309
Amortization of deferred acquisition costs	42	56			91	124
Other insurance related expenses	39	34			75	59
Other expenses	(2)	3			11	7
Total claims, benefits and expenses	255	240	(6)		507	499	(2)
Core income (loss) before income tax	(17)	19			(15)	25
Income tax (expense) benefit on core income (loss)	3	(2)			3	(2)
Core income (loss)	$(14)	$17	(182)%		$(12)	$23	(152)%

Other Performance Metrics
Underwriting gain (loss)	$(33)	$6	N/M	%	$(33)	$1	N/M	%

Loss & LAE ratio	78.6%	60.2%	(18.4)	pts	71.3%	62.5%	(8.8)	pts
Expense ratio	36.7	37.3	0.6		36.1	37.2	1.1
Dividend ratio	—	—	—		—	—	—
Combined ratio	115.3%	97.5%	(17.8)	pts	107.4%	99.7%	(7.7)	pts
Combined ratio excluding catastrophes and development	96.6%	97.4%	0.8	pts	96.2%	95.7%	(0.5)	pts

Net accident year catastrophe losses incurred	$45	$—			$55	$6
Effect on loss & LAE ratio	19.9%	0.2%	(19.7)	pts	11.9%	1.3%	(10.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(3)	$(1)			$(3)	$13
Effect on loss & LAE ratio	(1.2)%	(0.1)%	1.1	pts	(0.7)%	2.7%	3.4	pts

Rate	13%	7%	6	pts	11%	6%	5	pts
Renewal premium change	11%	8%	3	pts	9%	4%	5	pts
Retention	74%	70%	4	pts	72%	69%	3	pts
New business	$62	$75	(17)%		$130	$155	(16)%

Life & Group - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$126	$130	$253	$260
Net investment income	206	205	414	409
Other revenues	—	—	—	1
Total operating revenues	332	335	667	670
Insurance claims and policyholders' benefits	304	309	620	617
Other insurance related expenses	25	30	51	58
Other expenses	—	2	3	4
Total claims, benefits and expenses	329	341	674	679
Core income (loss) before income tax	3	(6)	(7)	(9)
Income tax (expense) benefit on core income (loss)	11	13	25	26
Core income (loss)	$14	$7	$18	$17

Corporate & Other - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$—	$—	$—	$(1)
Net investment income	4	7	7	14
Other revenues	—	1	—	1
Total operating revenues	4	8	7	14
Insurance claims and policyholders' benefits	(18)	(12)	(32)	(33)
Other insurance related expenses	(1)	(1)	(1)	(3)
Other expenses	34	33	71	70
Total claims, benefits and expenses	15	20	38	34
Core income (loss) before income tax	(11)	(12)	(31)	(20)
Income tax (expense) benefit on core income (loss)	—	1	2	3
Core income (loss)	$(11)	$(11)	$(29)	$(17)

Investment Summary - Consolidated

	June 30, 2020		March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,808	$2,537	$20,749	$602	$22,069	$2,260
States, municipalities and political subdivisions:
Tax-exempt	8,185	1,199	7,839	1,113	7,804	1,155
Taxable	2,942	502	2,652	421	2,848	404
Total states, municipalities and political subdivisions	11,127	1,701	10,491	1,534	10,652	1,559
Asset-backed:
RMBS	3,784	167	4,397	199	4,519	132
CMBS	2,116	(23)	2,090	(117)	2,346	81
Other ABS	1,959	19	1,744	(124)	1,962	37
Total asset-backed	7,859	163	8,231	(42)	8,827	250
U.S. Treasury and obligations of government-sponsored enterprises	498	7	155	8	145	(1)
Foreign government	483	26	463	11	504	13
Redeemable preferred stock	—	—	9	—	10	—
Total fixed maturity securities	42,775	4,434	40,098	2,113	42,207	4,081
Equities:
Common stock	154	—	191	—	142	—
Non-redeemable preferred stock	705	—	608	—	723	—
Total equities	859	—	799	—	865	—
Limited partnership investments	1,558	—	1,509	—	1,752	—
Other invested assets	65	—	63	—	65	—
Mortgage loans	1,042	—	1,021	—	994	—
Short term investments	1,458	1	596	(2)	1,861	—
Total investments	$47,757	$4,435	$44,086	$2,111	$47,744	$4,081

Net receivable/(payable) on investment activity	$(403)		$136		$37

Effective duration (in years)	6.0		6.0		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2020		March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,383	$888	$13,243	$(203)	$13,925	$738
States, municipalities and political subdivisions:
Tax-exempt	1,154	61	683	33	646	37
Taxable	1,030	87	912	74	1,077	71
Total states, municipalities and political subdivisions	2,184	148	1,595	107	1,723	108
Asset-backed:
RMBS	3,702	162	4,312	196	4,441	128
CMBS	2,028	(25)	2,005	(116)	2,264	77
Other ABS	1,783	1	1,612	(122)	1,842	29
Total asset-backed	7,513	138	7,929	(42)	8,547	234
U.S. Treasury and obligations of government-sponsored enterprises	489	7	145	8	143	(1)
Foreign government	477	25	458	11	498	12
Redeemable preferred stock	—	—	4	—	5	—
Total fixed maturity securities	25,046	1,206	23,374	(119)	24,841	1,091
Equities:
Common stock	154	—	191	—	142	—
Non-redeemable preferred stock	168	—	156	—	181	—
Total equities	322	—	347	—	323	—
Limited partnership investments	1,558	—	1,509	—	1,752	—
Other invested assets	65	—	63	—	65	—
Mortgage loans	761	—	749	—	715	—
Short term investments	1,397	1	583	(2)	1,774	—
Total investments	$29,149	$1,207	$26,625	$(121)	$29,470	$1,091

Net receivable/(payable) on investment activity	$(446)		$124		$17

Effective duration (in years)	4.1		4.1		4.1
Weighted average rating	A		A-		A-

Investment Summary - Life & Group

	June 30, 2020		March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,425	$1,649	$7,506	$805	$8,144	$1,522
States, municipalities and political subdivisions:
Tax-exempt	7,031	1,138	7,156	1,080	7,158	1,118
Taxable	1,912	415	1,740	347	1,771	333
Total states, municipalities and political subdivisions	8,943	1,553	8,896	1,427	8,929	1,451
Asset-backed:
RMBS	82	5	85	3	78	4
CMBS	88	2	85	(1)	82	4
Other ABS	176	18	132	(2)	120	8
Total asset-backed	346	25	302	—	280	16
U.S. Treasury and obligations of government-sponsored enterprises	9	—	10	—	2	—
Foreign government	6	1	5	—	6	1
Redeemable preferred stock	—	—	5	—	5	—
Total fixed maturity securities	17,729	3,228	16,724	2,232	17,366	2,990
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	537	—	452	—	542	—
Total equities	537	—	452	—	542	—
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	281	—	272	—	279	—
Short term investments	61	—	13	—	87	—
Total investments	$18,608	$3,228	$17,461	$2,232	$18,274	$2,990

Net receivable/(payable) on investment activity	$43		$12		$20

Effective duration (in years)	8.8		8.7		8.9
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2020	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$49	$2	$485	$55	$5,135	$779	$15,267	$1,740	$1,872	$(39)	$22,808	$2,537
States, municipalities and political subdivisions:
Tax-exempt	—	—	2,508	377	3,516	532	1,910	261	235	29	16	—	8,185	1,199
Taxable	—	—	530	39	1,609	284	769	177	34	1	—	1	2,942	502
Total states, municipalities and political subdivisions	—	—	3,038	416	5,125	816	2,679	438	269	30	16	1	11,127	1,701
Asset-backed:
RMBS	3,472	142	6	—	24	1	36	1	12	1	234	22	3,784	167
CMBS	27	—	328	21	741	32	278	(11)	541	(41)	201	(24)	2,116	(23)
Other ABS	—	—	43	(1)	106	3	1,045	5	750	10	15	2	1,959	19
Total asset-backed	3,499	142	377	20	871	36	1,359	(5)	1,303	(30)	450	—	7,859	163
U.S. Treasury and obligations of government-sponsored enterprises	498	7	—	—	—	—	—	—	—	—	—	—	498	7
Foreign government	—	—	135	5	236	13	84	6	28	2	—	—	483	26
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$3,997	$149	$3,599	$443	$6,717	$920	$9,257	$1,218	$16,867	$1,742	$2,338	$(38)	$42,775	$4,434

Percentage of total fixed maturity securities	9%		8%		16%		22%		40%		5%		100%

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$360	$385	$731	$768
Tax-exempt fixed income securities	80	80	158	162
Total fixed income securities	440	465	889	930
Limited partnership and common stock investments	84	43	(41)	139
Other, net of investment expense	10	7	15	17
Pretax net investment income	$534	$515	$863	$1,086
Fixed income securities, after tax	$361	$382	$728	$762
Net investment income, after tax	436	420	709	885

Effective income yield for fixed income securities, pretax	4.6%	4.8%	4.6%	4.8%
Effective income yield for fixed income securities, after tax	3.8	3.9	3.8	3.9
Limited partnership and common stock return	5.0	2.1	(2.3)	6.8

	Property & Casualty and Corporate & Other
Periods ended June 30	Three Months		Six Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$225	$254	$459	$507
Tax-exempt fixed income securities	8	5	13	11
Total fixed income securities	233	259	472	518
Limited partnership and common stock investments	84	43	(41)	139
Other, net of investment expense	11	8	18	20
Pretax net investment income	$328	$310	$449	$677
Fixed income securities, after tax	$187	$206	$376	$411
Net investment income, after tax	261	246	358	537

Effective income yield for fixed income securities, pretax	4.0%	4.3%	4.0%	4.3%
Effective income yield for fixed income securities, after tax	3.2	3.5	3.2	3.4

	Life & Group
Periods ended June 30	Three Months		Six Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$135	$131	$272	$261
Tax-exempt fixed income securities	72	75	145	151
Total fixed income securities	207	206	417	412
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(1)	(1)	(3)	(3)
Pretax net investment income	$206	$205	$414	$409
Fixed income securities, after tax	$174	$176	$352	$351
Net investment income, after tax	175	174	351	348

Effective income yield for fixed income securities, pretax	5.5%	5.6%	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.7	4.8	4.7	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,472	$8,704	$1,818	$15,994	$3,712	$2,166	$21,872
Ceded	777	813	235	1,825	146	1,996	3,967
Net	4,695	7,891	1,583	14,169	3,566	170	17,905

Net incurred claim & claim adjustment expenses	508	666	176	1,350	267	1	1,618
Net claim & claim adjustment expense payments	(384)	(540)	(126)	(1,050)	(254)	(4)	(1,308)
Foreign currency translation adjustment and other	—	2	21	23	30	—	53

Claim & claim adjustment expense reserves, end of period
Net	4,819	8,019	1,654	14,492	3,609	167	18,268
Ceded	877	811	252	1,940	142	1,920	4,002
Gross	$5,696	$8,830	$1,906	$16,432	$3,751	$2,087	$22,270

Six months ended June 30, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720
Ceded	562	807	248	1,617	159	2,059	3,835
Net	4,676	7,849	1,628	14,153	3,557	175	17,885

Net incurred claim & claim adjustment expenses	913	1,224	330	2,467	547	2	3,016
Net claim & claim adjustment expense payments	(771)	(1,055)	(258)	(2,084)	(505)	(9)	(2,598)
Foreign currency translation adjustment and other	1	1	(46)	(44)	10	(1)	(35)

Claim & claim adjustment expense reserves, end of period
Net	4,819	8,019	1,654	14,492	3,609	167	18,268
Ceded	877	811	252	1,940	142	1,920	4,002
Gross	$5,696	$8,830	$1,906	$16,432	$3,751	$2,087	$22,270

Life & Group Policyholder Reserves

June 30, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,914	$9,543	$12,457
Structured settlement annuities	506	—	506
Other	13	—	13
Total	3,433	9,543	12,976
Shadow adjustments	176	2,789	2,965
Ceded reserves	142	264	406
Total gross reserves	$3,751	$12,596	$16,347

December 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,863	$9,470	$12,333
Structured settlement annuities	515	—	515
Other	12	—	12
Total	3,390	9,470	12,860
Shadow adjustments	167	2,615	2,782
Ceded reserves	159	226	385
Total gross reserves	$3,716	$12,311	$16,027

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note I to the Consolidated Financial Statements within the December 31, 2019 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is mostly ceded to third party captives, including business related to large warranty programs.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful